FOR IMMEDIATE RELEASE
Contact: Courtney Yopp Norris
(502) 636-4564
Courtney.Norris@kyderby.com

Churchill Downs Incorporated to acquire
Oxford Casino in Oxford, Maine

LOUISVILLE, Ky. (March 29, 2013) - Churchill Downs Incorporated (CDI or Company) (NASDAQ: CHDN) announced that it has entered into a definitive purchase agreement to acquire Oxford Casino (Oxford) in Oxford, Maine, for total consideration of approximately $160 million, to be paid in cash.

The transaction, which is dependent on the Company securing a gaming license from the Maine Gaming Control Board, and on other usual and customary closing conditions, is anticipated to close in the fourth-quarter of 2013. If certain closing conditions are not satisfied, the Company could be obligated to pay an $8 million termination fee.

The property opened in June 2012 and completed an expansion of its gaming floor in early October 2012; thus, only limited actual financial data is available. Based on the Company's projections and Oxford's management team's budget, the Company expects that at closing the transaction price will represent a multiple of approximately 7 ½ times the property's then-trailing twelve month EBITDA (earnings before interest, taxes, depreciation and amortization.) The transaction is expected to be immediately accretive to earnings per share and provide annual free cash flow of approximately $12.5 million.

The transaction will be funded through the Company's existing credit facility. While the acquisition is an equity transaction, for tax purposes it will be treated as an asset transaction which the Company expects will provide tax benefits that will effectively reduce the transaction price multiple.

CDI Chairman and CEO Robert L. Evans explained why Oxford Casino was an appealing investment for the Company.

“The acquisition of Oxford continues our focus on investing capital in gaming-friendly states, in newer properties, in what we believe are competitively defensible markets, and at valuations that we believe will result in significant future free cash flow generation at rates of return attractive to our shareholders,” Evans said. “The Oxford team of over 400 employees has done an exceptional job and we look forward to welcoming them into the Churchill Downs family.”

Bob Bahre, a founder of Black Bear Realty Co., LLC, said his primary reason for getting involved in the project was to bring jobs to the region.

“We are extremely proud of the property and, more importantly, of the incredible team that works at Oxford Casino. Although we developed the property, operating casinos is not our core business, and we thought that the time was right to look for a major gaming company that could take this property to the next level. We are confident that we have found such a group in Churchill Downs, and we look forward to welcoming them into the community.”

The property is owned by Black Bear Realty Co., LLC. Sidley Austin LLP is acting as legal advisor to the Company in this transaction. Wells Fargo Securities, LLC is acting as financial advisor and Greenberg Traurig, LLP is acting as legal advisor to the Black Bear Realty Co., LLC in this matter.

About Oxford Casino
Oxford, which opened in June 2012 and underwent an expansion completed in October 2012, is located on 100-acres about 40 minutes northwest of Portland in the heart of southern Maine. The property includes a 25,000-square-foot single-level gaming floor with 790 Class III slot machines and 22 table games. It also hosts a 140-seat casual restaurant - Oxford Grill, a 12-seat casino bar and a grab-and-go. Further information can be found at www.oxfordcasino.com.

About Churchill Downs Incorporated
Churchill Downs Incorporated (CDI) (NASDAQ: CHDN), headquartered in Louisville, Ky., owns and operates the world-renowned Churchill Downs Racetrack, home of the Kentucky Derby and Kentucky Oaks, as well as racetrack and casino operations and a poker room in Miami Gardens, Fla.; racetrack, casino and video poker operations in New Orleans, La.; racetrack operations in Arlington Heights, Ill.; a casino resort in Greenville, Miss.; as well as a casino hotel in Vicksburg, Miss.; CDI also owns the country's premier online wagering company, TwinSpires.com; the totalisator company, United Tote; Luckity.com, offering fun games online for a chance to win cash prizes; Bluff Media, an Atlanta-based multimedia poker company; and a collection of racing-related telecommunications and data companies. In addition, CDI's 50 percent owned joint venture, Miami Valley Gaming and Racing LLC, is currently constructing a video lottery terminal and harness racing facility in southwest Ohio. Additional information about CDI can be found online at www.churchilldownsincorporated.com.

Information set forth in this news release contains various “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The Private Securities Litigation Reform Act of 1995 (the “Act”) provides certain “safe harbor” provisions for forward-looking statements. All forward-looking statements made are pursuant to the Act.

The reader is cautioned that such forward-looking statements are based on information available at the time and/or management's good faith belief with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Forward-looking statements speak only as of the date the statement was made. We assume no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. Forward-looking statements are typically identified by the use of terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “predict,” “project,” “hope,” “should,” “will,” and similar words, although some forward-looking statements are expressed differently. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Important factors that could cause actual results to differ materially from expectations include: the effect of global economic conditions, including any disruptions in the credit markets; a decrease in consumers' discretionary income; the effect (including possible increases in the cost of doing business) resulting from future war and terrorist activities or political uncertainties; the overall economic environment; the impact of increasing insurance costs; the impact of interest rate fluctuations; the effect of any change in our accounting policies or practices; the financial performance of our racing operations; the impact of gaming competition (including lotteries, online gaming and riverboat, cruise ship and land-based casinos) and other sports and entertainment options in the markets in which we operate; our ability to maintain racing and gaming licenses to conduct our businesses; the impact of live racing day competition with other Florida, Illinois and Louisiana racetracks within those respective markets; the impact of higher purses and other incentives in states that compete with our racetracks; costs associated with our efforts in support of alternative gaming initiatives; costs associated with customer relationship management initiatives; a substantial change in law or regulations affecting pari-mutuel and gaming activities; a substantial change in allocation of live racing days; changes in Kentucky, Florida, Illinois or Louisiana law or regulations that impact revenues or costs of racing operations in those states; the presence of wagering and gaming operations at other states' racetracks and casinos near our operations; our continued ability to effectively compete for the country's horses and trainers necessary to achieve full field horse races; our continued ability to grow our share of the interstate simulcast market and obtain the consents of horsemen's groups to interstate simulcasting; our ability to enter into agreements with other industry constituents for the purchase and sale of racing content for wagering purposes; our ability to execute our acquisition strategy and to complete or successfully operate planned expansion projects; our ability to successfully complete any divestiture transaction; market reaction to our expansion projects; the inability of our totalisator company, United Tote, to maintain its processes accurately or keep its technology current; our accountability for environmental contamination; the ability of our online business to prevent security breaches within its online technologies; the loss of key personnel; the impact of natural and other disasters on our operations and our ability to obtain insurance recoveries in respect of such losses (including losses related to business interruption); our ability to integrate any businesses we acquire into our existing operations, including our ability to maintain revenues at historic levels and achieve anticipated cost savings; the impact of wagering laws, including changes in laws or enforcement of those laws by regulatory agencies; the outcome of pending or threatened litigation; changes in our relationships with horsemen's groups and their memberships; our ability to reach agreement with horsemen's groups on future purse and other agreements (including, without limiting, agreements on sharing of revenues from gaming and advance deposit wagering); the effect of claims of third parties to intellectual property rights; and the volatility of our stock price.

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